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                                                                EXHIBIT 10.3
                                                                PAGE 1 of 2

                           SECURED PROMISSORY NOTE


$400,000.00                                               Pasadena, California
-----------                                               May 15, 1998

FOR VALUE RECEIVED, the undersigned hereby jointly and severally (if applicable) promises to pay to PREFERRED BUSINESS CREDIT, INC., a California Corporation, at 300 N. Lake Ave., Pasadena, California, 91101, or at such other address as the holder may specify in writing, the principal sum of Four Hundred Thousand and 00/100 Dollars ($400,000.00) plus interest as provided below.

This note shall bear interest at the rate of 14.50% per annum, computed on the basis of a 360 day year for actual days elapsed. This rate is based upon the prime rate of interest of 8.50%, the rate in effect as of this date. The prime rate of interest is the prime rate announced as being charged by Bank of America, San Francisco, from time to time. In the event the prime rate is from time to time hereafter changed, the rate of interest provided in this note shall be correspondingly changed. For each month the rate of interest charged under this note shall be based upon the average prime rate in effect during such month. In no event shall the rate of interest chargeable hereunder be less than 1% per month.

Principal shall be payable in 10 equal monthly installments of $11,111.00 commencing August 1, 1998 and continue thereafter on the 1st day of each month, plus interest shall be payable monthly commencing June 1, 1998 and continue thereafter on the 1st day of each month, and one final installment on May 21, 2000 equal to all principal outstanding together with all accrued and unpaid interest.

This note is secured by that certain Loan and Security Agreement
("Agreement") dated May 21, 1996 and is subject to all of the terms and conditions thereof. In the event of default under the Agreement, including but not limited to, the failure to pay any installment of principal or interest hereunder when due, the holder of this note may, at its election and without notice to the undersigned, declare the entire balance hereof immediately due and payable.

If any installment of principal or interest hereunder is not paid when due, the holder shall have the following rights in addition to the rights set forth in the preceding paragraph: (a) the right to add unpaid interest to principal and to have such amount thereafter bear interest as provided in this note, and (b) if any installment is more than ten days past due, the right to collect a charge equal to the greater of $15.00 or five percent of the delinquent payment. This charge is the result of a reasonable endeavor by the undersigned and the holder to estimate the holder's added costs and damages resulting from the undersigned's failure to timely make payments under this note; hence the undersigned agrees that the charge shall be presumed to be the amount of damage sustained by the holder since it is extremely difficult to determine the actual amount necessary to reimburse the holder of such damages. If this note is not paid when due, the undersigned further promises to pay all costs of collection, foreclosure fees and reasonable attorneys' fees incurred by the holder whether or not suit is filed hereon.

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                                                                EXHIBIT 10.3
                                                                PAGE 2 of 2

Provided the undersigned is not then in default hereunder or under any other agreement with the holder of this note, this note may be prepaid at any time after one year from the date hereof by paying the balance of principal owing plus all accrued and unpaid interest and charges, together with a prepayment charge of N/A on the amount prepaid.

Presentment for payment, notice of dishonor, protest, and notice of protest are expressly waived. This note cannot be changed, modified, amended or terminated orally.

WAIVER OF TRIAL BY JURY. THE UNDERSIGNED, TO THE EXTENT IT MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE UNDERSIGNED, TO THE EXTENT IT MAY LEGALLY DO SO, HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT THE HOLDER OF THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, this Note has been executed and delivered on the date first set forth above.

                                       LEE PHARMACEUTICALS
                                       a California corporation

                                       By: /s/ Ronald G. Lee
                                          ------------------------
                                          Ronald G. Lee, President